UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2006

Halo Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

On June 30, 2006, Halo Technology Holdings, Inc. ("Halo" or the "Company"), filed with the Secretary of State of the State of Nevada, an Amendment to Certificate of Designation (the "Amendment"). The Amendment amended the Certificate of Designation (the "Certificate") regarding the Company’s Series C Preferred Stock which was filed March 31, 2005. The Certificate was filed as Exhibit 3.11 to the Company’s Current Report on Form 8-K filed on April 4, 2005. The Amendment established that all outstanding shares of Series C Preferred Stock shall be converted into shares of Halo common stock in accordance with the terms of the Certificate. The conversion has been completed. Accordingly, the Amendment modifies the rights of those stockholders who had held shares of Series C Preferred Stock. These stockholders now hold Halo common stock, which does not have the rights or preferences of the Series C Preferred Stock. Furthermore, in accordance with the terms of the Certificate, since all the Series C Preferred Stock has converted into common stock, the Company is no longer authorized to issue any shares of Series C Preferred Stock.

A copy of the Amendment is attached as Exhibit 3.14 hereto and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2006, Halo Technology Holdings, Inc. ("Halo" or the "Company"), filed with the Secretary of State of the State of Nevada, an Amendment to Certificate of Designation (the "Amendment"). The Amendment amended the Certificate of Designation (the "Certificate") regarding the Company’s Series C Preferred Stock which was filed March 31, 2005. The Amendment became effective on its filing. Since the Certificate had modified the Company’s Articles of Incorporation by establishing the rights and preferences of the Series C Preferred Stock, the Amendment modifies the Company’s Articles of Incorporation by converting the Series C Preferred Stock into common stock, thereby eliminating the rights and preferences of the Series C Preferred Stock.

A copy of the Amendment is attached as Exhibit 3.14 hereto and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.14 Amendment to Series C Certificate of Designation filed June 30, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halo Technology Holdings, Inc.

July 7, 2006	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

3.14	Amendment to Series C Certificate of Designation filed June 30, 2006